Exhibit 99.2

Alexion Highlights Commercial, Clinical and Financial Progress at the 39th Annual J.P. Morgan Healthcare Conference

- Continued advancement of pipeline, including initiation of three Phase 3 development programs and two novel IND filings in Q4 2020 -

- Expects to exceed the high end of 2020 revenue guidance, given at Q3 2020 results, of $5.9-$5.95 billion -

- Recently announced acquisition agreement will enhance AstraZeneca’s presence in immunology and provides opportunity to expand on Alexion’s innovative complement-technology platforms -

BOSTON – JANUARY 12, 2021 - Alexion Pharmaceuticals, Inc. (NASDAQ:ALXN) today announced recent commercial, clinical and financial progress and upcoming 2021 milestones, which will be detailed today in the company’s presentation at the 39th Annual J.P. Morgan Healthcare Conference.

“Over the course of past year, Alexion has continued to execute on its value-creation strategy and delivered on the potential of its robust portfolio and clinical pipeline, giving us great momentum as we enter 2021. I am very proud of the hard work of all our teams who continue to be so dedicated to serving patients across the globe,” said Ludwig Hantson, Ph.D., Chief Executive Officer at Alexion. “For almost 30 years, Alexion has been committed to transforming the lives of those impacted by rare diseases and devastating conditions, and the company remains focused on advancing its innovative therapies and pipeline to drive value for patients and shareholders once we are part of AstraZeneca.”

Robust Portfolio Positions Alexion for Growth

Alexion continues to expand into additional therapeutic areas, with a pipeline of more than 20 development programs across seven rare disease franchises. The company has the ambition to deliver double-digit topline growth through 2025, targeting $9 to $10 billion in global revenue. This revenue target is expected to be driven by the continued growth of Alexion’s neurology franchise; expansion of ANDEXXA/ONDEXXYA® [coagulation factor Xa (recombinant), inactivated-zhzo] into new indications and geographies; sustainable paroxysmal nocturnal hemoglobinuria (PNH) and growing atypical hemolytic uremic syndrome (aHUS) and metabolics businesses; and initial revenue contributions from 10 potential new launches by 2023.

Amidst COVID-19 pressures throughout 2020, Alexion added more than 700 U.S. neurology patients over the course of the year, and now serves nearly 2,600 patients in the U.S. The company remains on track to reach its stated long-term ambition to treat roughly 7,500 people with generalized myasthenia gravis (gMG) and neuromyelitis optica spectrum disorder (NMOSD) in the United States by year end 2025.

Continued Pipeline Progress

Alexion remains confident in the sustainability and growth potential of its innovative pipeline. Over the course of 2020, the company has built upon, and expanded its expertise in terminal complement inhibition and other areas. Select pipeline updates, since third quarter results were reported in October 2020, regarding promising individual programs and broader platform opportunities include:

•	Completion of enrollment in the Phase 3 trial of ULTOMIRIS in gMG, with top-line data expected in the second half of 2021.
•	Continued progress in advancing Phase 3 ULTOMIRIS trials in NMOSD and amyotrophic lateral sclerosis (ALS), which are now over 80 percent and 50 percent enrolled, respectively.
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Dosing is underway in Phase 3 trials of ULTOMIRIS in hematopoietic stem cell transplant-associated thrombotic microangiopathy (HSCT-TMA), ALXN2060 (AG10) in ATTR cardiomyopathy in Japan, CAEL-101 in AL amyloidosis and ALXN2040 in paroxysmal nocturnal hemoglobinuria (PNH) patients with extravascular hemolysis (EVH).

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The Clinical Trial Approval (CTA) scheme for ALXN1820 (bi-specific anti-properdin mini-body) and the Investigational New Drug (IND) application for ALXN1850 (next generation asfotase alfa) have been accepted, in Australia and the U.S., respectively, with Phase 1 studies expected to begin in the first half of 2021.

Financial Execution Supports Strong Performance

Despite the effects of COVID-19, Alexion continued to support its commitment to disciplined financial management and strong commercial performance, demonstrating the dedication and resilience of our colleagues around the globe. Subject to completion of the review of the financial results, the company expects to exceed the high end of 2020 full-year revenue guidance of $5.9 to $5.95 billion that it provided in its 2020 third quarter results.

AstraZeneca and Alexion Combination

On December 12, 2020, AstraZeneca and Alexion announced that the companies entered into a definitive agreement for AstraZeneca to acquire Alexion, in which Alexion shareholders will receive $60 in cash and 2.1243 AstraZeneca American Depositary Shares (ADSs) for each Alexion share. Based on AstraZeneca’s reference average ADR price of $54.14 at the time of the announcement, this implied total consideration to Alexion shareholders of $39 billion or $175 per share. The acquisition has the potential to advance the shared science-led mission of both companies to leverage complementary approaches to developing life-changing medicines. The proposed combination will broaden Alexion’s footprint, enabling the company to help more patients, pursue innovative science in new areas and expand its therapies in additional geographies. In addition, the transaction delivers significant value for Alexion’s shareholders, who will have an important stake in the combined company’s future results. Subject to receipt of regulatory clearances and the approval by AstraZeneca and Alexion shareholders, the companies expect the acquisition to close in the third quarter of 2021.

Presentation at the 39th Annual J.P. Morgan Healthcare Conference

Alexion will webcast its corporate presentation, given by Aradhana Sarin, M.D., Chief Financial Officer, at the 39th Annual J.P. Morgan Healthcare Conference today, Tuesday, January 12, 2021 at 7:30 a.m. Eastern Time. Audio webcasts of the presentations will be available live at: http://ir.alexion.com. Archived versions of the remarks will also be available through the company’s website for a limited time following the conferences.

About Alexion

Alexion is a global biopharmaceutical company focused on serving patients and families affected by rare diseases and devastating conditions through the discovery, development and commercialization of life-changing medicines. As a leader in rare diseases for more than 25 years, Alexion has developed and commercializes two approved complement inhibitors to treat patients with paroxysmal nocturnal hemoglobinuria (PNH) and atypical hemolytic uremic syndrome (aHUS), as well as the first and only approved complement inhibitor to treat anti-acetylcholine receptor (AchR) antibody-positive generalized myasthenia gravis (gMG) and neuromyelitis optica spectrum disorder (NMOSD). Alexion also has two highly innovative enzyme replacement therapies for patients with life-threatening and ultra-rare metabolic disorders, hypophosphatasia (HPP) and lysosomal acid lipase deficiency (LAL-D) as well as the first and only approved Factor Xa inhibitor reversal agent. In addition, the company is developing several mid-to-late-stage therapies, including a copper-binding agent for Wilson disease, an anti-neonatal Fc receptor (FcRn) antibody for rare Immunoglobulin G (IgG)-mediated diseases and an oral Factor D inhibitor as well as several early-stage therapies, including one for light chain (AL) amyloidosis, a second oral Factor D inhibitor and a third complement inhibitor. Alexion focuses its research efforts on novel molecules and targets in the complement cascade and its development efforts on the core therapeutic areas of hematology, nephrology, neurology, metabolic disorders, cardiology and ophthalmology. Headquartered in Boston, Massachusetts, Alexion has offices around the globe and serves patients in more than 50 countries. This press release and further information about Alexion can be found at: www.alexion.com.

[ALXN-G]

Additional Information and Where to Find It

In connection with the proposed transaction, AstraZeneca PLC (“AstraZeneca”) intends to file with the SEC a registration statement on Form F-4 that will include a proxy statement of Alexion and that also constitutes a prospectus of AstraZeneca.  Each of Alexion and AstraZeneca may also file other relevant documents with the U.S. Securities and Exchange Commission (“SEC”) regarding the proposed transaction.  This document is not a substitute for the proxy statement/prospectus or registration statement or any other document that Alexion or AstraZeneca may file with the SEC.  The definitive proxy statement/prospectus (if and when available) will be mailed to stockholders of Alexion.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.  Investors and security holders will be able to obtain free copies of the registration statement and proxy statement/prospectus (if and when available) and other documents containing important information about Alexion, AstraZeneca and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov.  Copies of the documents filed with the SEC by Alexion will be available free of charge on Alexion’s website at http://www.alexion.com or by contacting Alexion’s Investor Relations Department by email at InvestorRelations@alexion.com.  Copies of the documents filed with the SEC by AstraZeneca will be available free of charge on AstraZeneca’s website at https://www.astrazeneca.com/investor-relations.html or by contacting AstraZeneca’s Investor Relations department by email at global-mediateam@astrazeneca.com.

Participants in the Solicitation

Alexion, AstraZeneca, their respective directors and certain of their executive officers and other employees may be deemed to be participants in the solicitation of proxies from Alexion’s stockholders in connection with the proposed transaction.  Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Alexion stockholders in connection with the proposed mergers, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus when it is filed with the SEC.  Information about Alexion’s directors and executive officers is available in Alexion’s proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on March 26, 2020, Alexion’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on February 4, 2020, and other documents subsequently filed by Alexion with the SEC.  Information about AstraZeneca’s directors and executive officers is available in AstraZeneca’s Form 20-F filed with the SEC on March 3, 2020, and other documents subsequently filed by AstraZeneca with the SEC.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Forward Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology.  These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond Alexion’s and AstraZeneca’s control.  Statements in this communication regarding Alexion, AstraZeneca and the combined company that are forward-looking, including anticipated revenue for Alexion for fiscal year 2020, future revenue for Alexion (including in 2025), 10 potential new launches by 2023, projections as to the anticipated benefits of the proposed transaction, the impact of the proposed transaction on Alexion’s and AstraZeneca’s businesses and future financial and operating results, the amount and timing of synergies from the proposed transaction, the terms and scope of the expected financing for the proposed transaction, the aggregate amount of indebtedness of the combined company following the closing of the proposed transaction, are based on management’s estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond Alexion’s and AstraZeneca’s control.  These factors include, among other things, market factors, competitive product development and approvals, pricing controls and pressures (including changes in rules and practices of managed care groups and institutional and governmental purchasers), economic conditions such as interest rate and currency exchange rate fluctuations, judicial decisions, claims and concerns that may arise regarding the safety and efficacy of in-line products and product candidates, changes to wholesaler inventory levels, variability in data provided by third parties, changes in, and interpretation of, governmental regulations and legislation affecting domestic or foreign operations, including tax obligations, changes to business or tax planning strategies, difficulties and delays in product development, manufacturing or sales including any potential future recalls, patent positions and the ultimate outcome of any litigation matter.  Additional information concerning these risks, uncertainties and assumptions can be found in Alexion’s and AstraZeneca’s respective filings with the SEC, including the risk factors discussed in Alexion’s most recent Annual Report on Form 10-K, as updated by its Quarterly Reports on Form 10-Q, in AstraZeneca’s most recent Annual Report on Form 20-F and in each company’s future filings with the SEC.  Important risk factors could cause actual future results and other future events to differ materially from those currently estimated by management, including, but not limited to, the risks that:  a condition to the closing the proposed acquisition may not be satisfied; a regulatory approval that may be required for the proposed acquisition is delayed, is not obtained or is obtained subject to conditions that are not anticipated; AstraZeneca is unable to achieve the synergies and value creation contemplated by the proposed acquisition; AstraZeneca is unable to promptly and effectively integrate Alexion’ s businesses; management’s time and attention is diverted on transaction related issues; disruption from the transaction makes it more difficult to maintain business, contractual and operational relationships; the credit ratings of the combined company declines following the proposed acquisition; legal proceedings are instituted against Alexion, AstraZeneca or the combined company; Alexion, AstraZeneca or the combined company is unable to retain key personnel; and the announcement or the consummation of the proposed acquisition has a negative effect on the market price of the capital stock of Alexion or AstraZeneca or on Alexion’s or AstraZeneca’s operating results.  No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, what impact they will have on the results of operations, financial condition or cash flows of Alexion or AstraZeneca.  Should any risks and uncertainties develop into actual events, these developments could have a material adverse effect on the proposed transaction and/or Alexion or AstraZeneca, AstraZeneca’s ability to successfully complete the proposed transaction and/or realize the expected benefits from the proposed transaction.  You are cautioned not to rely on Alexion’s and AstraZeneca’s forward-looking statements.  These forward-looking statements are and will be based upon management’s then-current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements.  Neither Alexion nor AstraZeneca assumes any duty to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, as of any future date.

Alexion Contacts:
Media
Megan Goulart, 857-338-8634
Executive Director, Corporate Communications

Investors
Chris Stevo, 857-338-9309
Head of Investor Relations